Subsequent events	12 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
Subsequent events

22. Subsequent events

On April 13, 2020, the board of directors of the Company approved the grant of an aggregate of 3.2 million share options to its employees, with an exercise price of $0.01 per share and vesting periods ranging from two to four years.

Ruhnn announced a share repurchase program approved by the board of directors on June 2, 2020, under which ruhnn may repurchase up to US$15.0 million worth of its outstanding ADSs from time to time for a period not to exceed twelve months from the date hereof. Ruhnn has made repurchases of an aggregate of 0.8 million ADSs, at an average price paid per share of US$3.46, with US$2.9 million in total, up to August 7, 2020.

Beginning in April 2020, one of our top KOLs, who contributed more than 50% of the Company’s total net revenue for each of the year ended March 31, 2018, 2019 and 2020, has experienced a significant decrease in the product sales generated from the online stores under her name. As a result, the Company has experienced a decline in product sales as of the date of this report. The Company is in the process of assessing the continuing impacts to its operations and potential impairment on the intangible asset relating to the exclusive cooperation rights with this KOL.